Exhibit 10.21

PREPAYMENT AGREEMENT

THIS PREPAYMENT AGREEMENT is dated as of June 28, 2005, and is being entered into by and among Alliance Gaming Corporation, a Nevada corporation (“Alliance”), Robert Luciano, Jr. (“Luciano”), and Luciano, as trustee of the Robert Luciano Family Trust dated February 27, 1995, as amended (“Holder”).

RECITALS

WHEREAS, Alliance issued an Unsecured Subordinated Promissory Note dated December 30, 2004 in the principal sum of $28,000,000 (the “Promissory Note”) to Luciano, as trustee of the Holder, for the benefit of the Seller Group.

WHEREAS, pursuant to the terms of the Promissory Note, Alliance may prepay the amounts due under the Promissory Note at any time in cash or by the delivery of shares of Alliance’s common stock, par value $0.10 per share (the “Alliance Shares”) and Alliance desires to prepay a portion of the Promissory Note by payment of Alliance Shares on June [28], 2005 (the “Prepayment Date”).

WHEREAS, Luciano, as trustee of the Holder, has instructed and directed Alliance that the Alliance Shares constituting the prepayment should be paid directly to the members of the Seller Group in the manner set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Amended and Restated Stock Purchase Agreement dated as of March 2, 2004, and as amended by that certain Amendment No. 1 dated as of December 30, 2004, by and among Alliance, Sierra Design Group, a Nevada corporation, Luciano and the Holder, as sole stockholder of Sierra Design Group.

2.             Instruction by Luciano. Luciano, as trustee of the Holder, hereby instructs and directs Alliance that the Alliance Shares constituting the prepayment should be paid directly to the members of the Seller Group as follows:

(a)           Each individual listed on Schedule 1 that has executed and delivered to Alliance by 5:00 p.m. PDT on the day immediately prior to the Prepayment Date, an Investor Representation Letter and Acknowledgement Agreement in the form attached as Exhibit A hereto (the “Acknowledgement”), shall receive his share of the prepayment in a number of unregistered Alliance Shares equal to one-half of the individual’s pro rata percentage (set forth on Schedule 1 hereto) of the Outstanding Balance plus accrued and unpaid interest thereon, divided by the average per share closing price of the Alliance Shares on the New York Stock Exchange for the 20 business days immediately prior to the Prepayment Date.

(b)           Luciano shall receive payment in Alliance Shares in an amount equal to $14 million minus the aggregate amount in principal paid under Section 2(a), plus accrued and unpaid interest thereon, divided by the average per share closing price of the Alliance Shares on the New York Stock Exchange for the 20 business days immediately prior to the Prepayment Date (such amount, the “Luciano Prepayment”).

3.             Prepayment Procedures. Upon the Prepayment Date, Luciano shall cancel and deliver the Promissory Note to Alliance. Alliance will issue to Luciano, as trustee of the Holder and for the benefit of such individuals, within two business days thereof, a new promissory note identical in form to the Promissory Note in the principal sum of $14 million. Any fractional Alliance Shares that result from the calculation of the prepayment amount in Section 2 shall be rounded up to the nearest whole Alliance Share.

4.             Representation and Warranties of Luciano. Luciano represents and warrants to Alliance that he:

(a)           is an “Accredited Investor”, as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended;

(b)           has such knowledge and experience in financial business matters that he is capable of evaluating the merits and risks of the prospective investment in the Alliance Shares; and

(c)           (i) is receiving Alliance Shares under this Agreement and is acquiring the Alliance Shares for investment for his own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, (ii) has no present intention of selling, granting any participation in, or otherwise distributing any of the shares of Alliance Shares issued hereunder otherwise than pursuant to an effective registration statement under the Securities Act or in a transaction exempt from the registration requirements under the Securities Act and applicable state securities laws and (iii) has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Alliance Shares issued hereunder.

5.             Restrictive Legend. Each certificate representing (a) the Alliance Shares, and (b) any other securities issued in respect of the Alliance Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities and gaming laws):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT

SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.”

6.             Registration of the Alliance Shares. Except as restricted by applicable law, as soon as practicable after Alliance files its Form 10-K for the fiscal year ending June 30, 2005 with the Commission, Alliance shall prepare and file with the Commission a registration statement (“Shelf Registration Statement”) on an appropriate form as provided in the applicable rules and regulations of the Commission to register under the Securities Act of 1933, as amended (the “Securities Act”) the offer and sale of the Alliance Shares prepaid pursuant to this Agreement to Luciano and the individuals listed in Schedule 1 that have timely executed and delivered the Acknowledgement, from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act.

7.             Registration Procedures. Alliance shall use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act, in order to permit the Shelf Registration Statement to be usable by Luciano and the individuals listed in Schedule 1 that have timely executed and delivered the Acknowledgement for a period from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (i) the second anniversary thereof or (ii) the date upon which all the Alliance Shares covered by the Shelf Registration Statement have been sold pursuant thereto. Alliance shall cause the Shelf Registration Statement and any amendment or supplement thereto, (A) to comply in all material respects with the applicable requirements of the Securities Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The parties hereby acknowledge that Alliance shall have no obligation to distribute the Alliance Shares covered by the Shelf Registration Statement through an underwritten offering.

8.             Expenses of Registration. Alliance shall bear all fees associated with the filing of the Shelf Registration Statement including: (i) all registration and filing fees, (ii) all fees and expenses of compliance with federal securities laws and state “blue sky” or securities laws, (iii) all expenses of printing, (iv) all fees and disbursements of legal counsel to Alliance, (v) all application fees in connection with the listing of the Alliance Shares on a national securities exchange, (vi) all fees and disbursements of independent public accountants for Alliance and (vii) the reasonable fees and disbursements of not more than one law firm or counsel to act as counsel for the members of the Seller Group. Notwithstanding the foregoing, Alliance shall not be responsible for any selling commissions or stock transfer taxes associated with the distribution of the Alliance Shares.

9.             Miscellaneous.

(a)           Complete Agreement. This Agreement, the Schedules and the documents delivered or to be delivered pursuant to this Agreement contain or will contain the entire agreement among the parties with respect to the transactions contemplated hereby and shall supersede all prior or contemporaneous oral or written negotiations, commitments, agreements and understandings with respect to such subject matter.

(b)           Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (with subsequent letter confirmation by mail) or three days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

If to Alliance;	Alliance Gaming Corporation
6601 South Bermuda Road
Las Vegas, Nevada 89119
	Facsimile:	(702) 896-7990
	Attention:	Legal Department

With a copy (which does
not constitute notice) to:	Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, California 90071-3197
	Facsimile:	(213) 229-7520
	Attention:	Peter F. Ziegler, Esq.

If to Luciano or Holder:	Mr. Robert Luciano
c/o Sierra Design Group
300 Sierra Manor Dr.
Reno, Nevada 89511
	Telecopy:	(775) 850-1501
	Attention:	Robert Luciano

With a copy (which does
not constitute notice) to:	Lionel, Sawyer & Collins
1100 Bank of America Plaza
50 West Liberty Street
Reno, Nevada 89501
	Facsimile:	(775) 788-8682
	Attention:	Dan Reaser

(c)           Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal law, and not the law pertaining to conflicts or choice of law, of the State of Nevada.

(d)           Fees and Expenses. Except as provided for in Section 7, the parties shall bear their own attorneys’, accountants’ and other fees, costs and expenses incurred in connection with the negotiation and the consummation of the transactions contemplated hereby.

(e)           Attorneys’ Fees and Costs. Should any party institute any action or proceeding in any court to enforce any provision of this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys’ fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

(f)            Counterparts. This Agreement may be executed by facsimile copy and in multiple counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

[Signature Page follows]

IN WITNESS WHEREOF, each of the parties has executed this Prepayment Agreement as of the date first written above.

LUCIANO	/s/ Robert Luciano
Robert Luciano

HOLDER	Robert Luciano Family Trust dated
February 27, 1995, as amended

/s/ Robert Luciano
Name: Robert Luciano
Title: Trustee

ALLIANCE	ALLIANCE GAMING CORPORATION, a Nevada Corporation

	By:	/s/ Steven DesChamps
Name: Steven DesChamps
Title: CFO

[signature page to Prepayment Agreement]

Schedule 1

Name		Pro Rata Percentage
1.	Robert Crowder (A)	2.6288%
2.	Loren Nelson (A)	2.1288%
3.	Craig Bullis	2.4428%
4.	Warren White	2.2148%
5.	Lars Perry	1.8064%
6.	Thomas Taxon	1.7910%
7.	Walter Eisele	0.4540%
8.	Michael Delaney	0.4540%

EXHIBIT A

INVESTOR REPRESENTATION LETTER
AND ACKNOWLEDGEMENT AGREEMENT

THIS INVESTOR REPRESENTATION LETTER AND ACKNOWLEDGMENT AGREEMENT (this “Acknowledgment”) is dated as of June [   ], 2005, and is being entered into by and between                                       , an individual and a member of the Seller Group (the “Seller Group Member”), and Alliance Gaming Corporation, a Nevada corporation (“Alliance”).

RECITALS

WHEREAS, Alliance issued an Unsecured Subordinated Promissory Note dated December 30, 2004 in the principal sum of $28,000,000 (the “Promissory Note”) to Luciano, as trustee of the Robert Luciano Family Trust dated February 27, 1995, as amended (“Trust”), for the benefit of the Seller Group.

WHEREAS, pursuant to the terms of the Promissory Note, Alliance may prepay the amounts due under the Promissory Note at any time in cash or by the delivery of such number of shares of Alliance’s common stock, par value $0.10 per share (the “Alliance Shares”).

WHEREAS, Luciano, as trustee of the Trust, has instructed and directed Alliance that the Alliance Shares constituting the prepayment should be paid directly to certain members of the Seller Group in the manner set forth in the Prepayment Agreement by and among Alliance, Luciano and the Trust (the “Prepayment Agreement”).

WHEREAS, pursuant to the Prepayment Agreement, the Seller Group Member is receiving Alliance Shares in respect of one-half of his interest in the Promissory Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follow:

1.             Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Amended and Restated Stock Purchase Agreement dated as of March 2, 2004, and as amended by that certain Amendment No. 1 dated as of December 30, 2004, by and among Alliance, Sierra Design Group, a Nevada corporation, Luciano and the Trust, as sole stockholder of Sierra Design Group.

2.             Representation and Warranty of each Seller Group Member. The Seller Group Member represents and warrants that he:

[FOR THE ACCREDITED INVESTORS]

(a)           is an “Accredited Investor”, as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended;

(b)           has such knowledge and experience in financial business matters that he is capable of evaluating the merits and risks of the prospective investment in the Alliance Shares; and

(c)           (i) is receiving Alliance Shares under this Agreement and is acquiring the Alliance Shares for investment for his own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, (ii) has no present intention of selling, granting any participation in, or otherwise distributing any of the shares of Alliance Shares otherwise than pursuant to an effective registration statement under the Securities Act or in a transaction exempt from the registration requirements under the Securities Act and applicable state securities laws and (iii) has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Alliance Shares.

[FOR THE NON-ACCREDITED INVESTORS]

(a)           has such knowledge and experience in financial business matters that he is capable of evaluating the merits and risks of the prospective investment in the Alliance Shares;

(b)           has received (i) the Annual Report on form 10-K, as amended, of Alliance for its fiscal year ended June 30, 2004, (ii) the Quarterly Reports on Form 10-Q of Alliance for the quarters ended September 30, 2004, December 31, 2004 and March 31, 2005, (iii) the Proxy Statement for the Annual Meeting of Alliance held on December 8, 2004 and (iv) any current reports on Form 8-K of Alliance filed with the Securities and Exchange Commission since March 31, 2005; and

(c)           (i) is receiving Alliance Shares under this Agreement and is acquiring the Alliance Shares for investment for his own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, (ii) has no present intention of selling, granting any participation in, or otherwise distributing any of the shares of Alliance Shares otherwise than pursuant to an effective registration statement under the Securities Act or in a transaction exempt from the registration requirements under the Securities Act and applicable state securities laws and (iii) has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Alliance Shares.

3.             Acknowledgment and Consent. The Seller Group Member hereby acknowledges and agrees that the delivery and payment of Alliance Shares pursuant to the Prepayment Agreement dated June [   ], 2005, constitutes the prepayment in full of one-half of the amount of the Outstanding Balance plus the accrued and unpaid interest thereon owed to him under the Promissory Note.

[Signature Page follows]

IN WITNESS WHEREOF, each of the parties has executed this Investor Representation Letter and Acknowledgement Agreement as of the date first written above.

ALLIANCE	ALLIANCE GAMING CORPORATION,
a Nevada Corporation

By:
Name:
Title:

SELLER GROUP MEMBER
Name:

[signature page to Investor Representation Letter and Acknowledgment Agreement]